Exhibit 99.1

Fourth Quarter 2007 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s January 29, 2008 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2006. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company's January 29, 2008 conference call might not occur.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Acquisitions and Dispositions	19

Development
Stabilized Development Projects	20
In-Process and Committed Development and Redevelopment Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2007, the Company's stabilized portfolio consisted of 86 office buildings and 43 industrial buildings, which encompassed an aggregate of 8.1 million and 3.9 million square feet, respectively, and was 94.0% occupied.

Board of Directors	Senior Management		Investor Relations

John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Scott S. Ingraham	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage

Bank of America Securities		Green Street Advisors
Mitch Germain	(212) 847-5794	Michael Knott	(949) 640-8780

Citigroup Investment Research		Merrill Lynch & Co., Inc.
Michael Bilerman	(212) 816-1383	Steve Sakwa	(212) 449-0335

Credit Suisse Group		RBC Capital Markets
Steven Benyik	(212) 538-0239	Dave Rodgers	(216) 378-7626

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Loeb	(414) 765-7063

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
INCOME ITEMS (Including Discontinued Operations):
Revenues	$72,155	$67,921	$64,630	$64,077	$64,340
Lease Termination Fees	245	265	1,908	831	658
Net Operating Income(1)	53,476	49,645	47,853	48,117	48,047
Capitalized Interest and Loan Costs	3,635	4,581	5,094	4,757	3,866
Net Income Available for Common Stockholders	65,612	9,028	13,090	16,478	9,184
EBITDA(1)(2)	44,434	41,231	38,764	39,687	41,387
Funds From Operations(1)(3)(4)	29,672	28,212	26,674	26,021	27,311
Funds Available for Distribution(1)(3)(4)	23,310	18,309	29,563	23,461	21,575
Net Income per common share – diluted	$2.01	$0.28	$0.40	$0.51	$0.28
Funds From Operations per common share – diluted	$0.85	$0.81	$0.77	$0.75	$0.79
Dividends per share	$0.555	$0.555	$0.555	$0.555	$0.530
RATIOS (Including Discontinued Operations):
Operating Margins	74.1%	73.1%	74.0%	75.1%	74.7%
Interest Coverage Ratio(5)	4.1x	4.6x	4.8x	4.1x	4.1x
Fixed Charge Coverage Ratio(6)	3.1x	3.2x	3.3x	2.9x	3.0x
FFO Payout Ratio(7)	65.4%	68.8%	72.7%	74.5%	67.4%
FAD Payout Ratio(8)	83.2%	106.0%	65.6%	82.7%	85.3%

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
ASSETS:
Real Estate Held for Investment before Depreciation	$2,368,556	$2,292,918	$2,247,047	$2,165,355	$2,040,761
Total Assets	2,068,720	1,963,750	1,927,685	1,854,715	1,799,352
CAPITALIZATION:
Total Debt(9)	$1,110,912	$1,054,283	$1,022,617	$930,230	$879,198
Total Preferred Equity(9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity(9)	1,921,138	2,119,335	2,476,227	2,577,291	2,707,958
Total Market Capitalization(9)	3,233,550	3,375,118	3,700,344	3,709,021	3,788,656
Total Debt / Total Market Capitalization	34.4%	31.2%	27.6%	25.1%	23.2%
Total Debt and Preferred / Total Market Capitalization	40.6%	37.2%	33.1%	30.5%	28.5%

(1)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and unitholders.

(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(9)	See "Capital Structure" on page 23.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
High Price	$68.29	$73.20	$76.92	$89.80	$83.42
Low Price	$52.66	$56.79	$69.48	$72.70	$71.53
Closing Price	$54.96	$60.63	$70.84	$73.75	$78.00
Dividends per share -annualized	$2.22	$2.22	$2.22	$2.22	$2.12
Closing common shares (in 000’s)(1)	32,766	32,707	32,707	32,698	32,399
Closing partnership units (in 000’s)(1)	2,189	2,248	2,248	2,248	2,319

	34,955	34,955	34,955	34,946	34,718

(1)	As of the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
ASSETS:
Land and improvements	$324,779	$312,057	$293,059	$293,059	$293,059
Buildings and improvements	1,719,700	1,730,833	1,500,777	1,494,184	1,484,051
Undeveloped land and construction in progress	324,077	250,028	453,211	378,112	263,651

Total real estate held for investment	2,368,556	2,292,918	2,247,047	2,165,355	2,040,761
Accumulated depreciation and amortization	(463,932)	(488,050)	(472,302)	(457,982)	(443,807)

Total real estate held for investment, net	1,904,624	1,804,868	1,774,745	1,707,373	1,596,954
Properties held for sale, net					4,512

Total real estate assets, net	1,904,624	1,804,868	1,774,745	1,707,373	1,601,466
Cash and cash equivalents	11,732	3,655	11,134	5,167	11,948
Restricted cash	546	1,362	619		494
Funds held at qualified intermediary for Section 1031 exchange					43,794
Marketable securities	707	455
Current receivables, net	4,891	4,231	4,715	7,096	5,890
Deferred rent receivables, net	67,283	66,073	62,515	62,201	61,929
Notes receivable	10,970	11,002	11,034	11,065	11,096
Deferred leasing costs and acquisition related intangibles, net	54,418	56,629	46,381	48,598	49,019
Deferred financing costs, net	8,492	9,144	9,702	5,545	5,100
Prepaid expenses and other assets, net	5,057	6,331	6,840	7,670	8,616

TOTAL ASSETS	$2,068,720	$1,963,750	$1,927,685	$1,854,715	$1,799,352

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Secured debt	$395,912	$398,283	$400,617	$455,230	$459,198
Exchangeable senior notes, net	456,090	455,860	455,630
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	111,000	52,000	18,000	331,000	276,000
Accounts payable, accrued expenses and other liabilities	58,249	67,356	61,497	90,525	67,729
Accrued distributions	20,610	20,610	20,610	20,605	19,610
Deferred revenue and acquisition related liabilities	59,187	56,638	52,026	29,923	25,353
Rents received in advance and tenant security deposits	18,433	17,862	17,521	19,256	19,900

Total liabilities	1,263,481	1,212,609	1,169,901	1,090,539	1,011,790

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	38,309	35,968	36,398	36,812	39,628

Total minority interests	111,947	109,606	110,036	110,450	113,266

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	328	327	327	327	324
Additional paid-in capital	658,894	654,569	651,659	652,580	671,484
Distributions in excess of earnings	(87,512)	(134,943)	(125,820)	(120,763)	(119,094)

Total stockholders' equity	693,292	641,535	647,748	653,726	674,296

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,068,720	$1,963,750	$1,927,685	$1,854,715	$1,799,352

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	% Change	2007	2006	% Change
REVENUES:
Rental income	$62,125	$54,523	13.9%	$229,672	$216,745	6.0%
Tenant reimbursements	7,320	6,269	16.8%	25,322	22,440	12.8%
Other property income	296	727	(59.3%)	3,478	2,356	47.6%

Total revenues	69,741	61,519	13.4%	258,472	241,541	7.0%

EXPENSES:
Property expenses	11,255	10,166	10.7%	43,306	39,700	9.1%
Real estate taxes	5,137	4,526	13.5%	19,539	18,149	7.7%
Provision for bad debts	783	118	563.6%	473	744	(36.4%)
Ground leases	392	396	(1.0%)	1,582	1,583	(0.1%)
General and administrative expenses	9,353	7,478	25.1%	36,580	22,800	60.4%
Interest expense	10,765	10,050	7.1%	37,502	43,541	(13.9%)
Depreciation and amortization	20,259	17,292	17.2%	72,815	68,830	5.8%

Total expenses	57,944	50,026	15.8%	211,797	195,347	8.4%

OTHER INCOME AND EXPENSE:
Interest and other investment income	311	812	(61.7%)	1,606	1,653	(2.8%)
Net settlement receipts on interest rate swaps		244	(100.0%)		991	(100.0%)
Loss on derivative instruments		(238)	(100.0%)		(818)	(100.0%)

Total other income and expense	311	818	(62.0%)	1,606	1,826	(12.0%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,108	12,311	(1.6%)	48,281	48,020	0.5%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(5,588)	(5,588)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(524)	(571)	(8.2%)	(2,129)	(2,514)	(15.3%)

Total minority interests	(1,921)	(1,968)	(2.4%)	(7,717)	(8,102)	(4.8%)

INCOME FROM CONTINUING OPERATIONS	10,187	10,343	(1.5%)	40,564	39,918	1.6%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	2,414	2,820	(14.4%)	10,312	22,788	(54.7%)
Expenses from discontinued operations	(1,648)	(1,633)	0.9%	(6,521)	(8,625)	(24.4%)
Net gain on dispositions of discontinued operations	61,031		100.0%	74,505	31,259	138.3%
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(3,970)	56	(7189.3%)	(5,038)	(3,476)	44.9%

Total income from discontinued operations	57,827	1,243	4552.2%	73,258	41,946	74.6%

NET INCOME	68,014	11,586	487.0%	113,822	81,864	39.0%
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(9,608)	(9,608)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$65,612	$9,184	614.4%	$104,214	$72,256	44.2%

Weighted average shares outstanding - basic	32,426	32,246	0.6%	32,380	31,244	3.6%
Weighted average shares outstanding - diluted	32,633	32,416	0.7%	32,527	31,390	3.6%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$2.02	$0.28	621.4%	$3.22	$2.31	39.4%

Net income per common share - diluted	$2.01	$0.28	617.9%	$3.20	$2.30	39.1%

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	% Change	2007	2006	% Change
FUNDS FROM OPERATIONS:(1)
Net income available for common stockholders	$65,612	$9,184	614.4%	$104,214	$72,256	44.2%
Adjustments:
Minority interest in earnings of Operating Partnership	4,494	515	772.6%	7,167	5,990	19.6%
Depreciation and amortization of real estate assets	20,597	17,612	16.9%	73,708	71,197	3.5%
Net gain on dispositions of discontinued operations(2)	(61,031)		(100.0%)	(74,505)	(31,259)	138.3%

Funds From Operations(3)	$29,672	$27,311	8.6%	$110,584	$118,184	(6.4%)

Weighted average common shares/units outstanding - basic	34,622	34,570	0.2%	34,616	33,842	2.3%
Weighted average common shares/units outstanding - diluted	34,829	34,740	0.3%	34,762	33,988	2.3%
FFO per common share/unit - basic	$0.86	$0.79	8.5%	$3.19	$3.49	(8.5%)

FFO per common share/unit - diluted	$0.85	$0.79	8.4%	$3.18	$3.48	(8.5%)

FUNDS AVAILABLE FOR DISTRIBUTION:(1)
Funds From Operations	$29,672	$27,311	8.6%	$110,584	$118,184	(6.4%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(6,805)	(6,985)	(2.6%)	(25,350)	(18,829)	34.6%
Amortization of deferred revenue related to tenant improvements(4)	(1,576)	(596)	164.4%	(4,328)	(2,313)	87.1%
Net effect of straight-line rents(5)	(1,966)	(1,409)	39.5%	(6,944)	(7,025)	(1.2%)
Amortization of above/below market rents(6)	(911)	(457)	99.3%	(1,831)	(1,570)	16.6%
Contractual cash rents received in advance of revenue recognition(7)	254	107	137.4%	564	485	16.3%
Net gain on termination of profit participation agreement(2)			0.0%	4,848		100.0%
Non-cash gain on lease termination(8)			0.0%		(2,334)	(100.0%)
Amortization of deferred financing costs	622	306	103.3%	1,968	1,215	62.0%
Non-cash amortization of share-based compensation awards	4,020	3,060	31.4%	15,137	5,717	164.8%
Loss on derivative instruments(9)		238	(100.0%)		818	(100.0%)

Funds Available for Distribution(3)	$23,310	$21,575	8.0%	$94,648	$94,348	0.3%

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Included in net gain on termination of profit participation agreement for the year ended December 31, 2007 is a $4.8 million payment the Company received to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

(3)	Reported amounts are attributable to common shareholders and unitholders.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(7)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(8)	Represents the amount funded by a tenant for a new roof on one of the Company's industrial properties in connection with the tenant's early lease termination. The roof was recorded as a building improvement on the Company's balance sheet with an offsetting gain recorded in other income.

(9)	Represents the non-cash loss on derivatives as a result of marking such instruments to market at the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Same Store Analysis(1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	% Change	2007	2006	% Change
Total Same Store Portfolio
Number of properties	123	123		123	123
Square Feet	11,096,046	11,096,046		11,096,046	11,096,046
Percent of Stabilized Portfolio	92.8%	94.8%		92.8%	94.8%
Average Occupancy	93.3%	96.1%		93.2%	95.7%
Operating Revenues:
Rental income	$54,710	$54,235	0.9%	$215,511	$214,404	0.5%
Tenant reimbursements	6,014	6,254	(3.8)%	23,241	21,697	7.1%
Other property income	295	726	(59.4)%	3,477	2,353	47.8%

Total operating revenues	61,019	61,215	(0.3)%	242,229	238,454	1.6%

Operating Expenses:
Property expenses	10,854	10,026	8.3%	42,580	38,820	9.7%
Real estate taxes	4,349	4,593	(5.3)%	18,070	17,866	1.1%
Provision for bad debts	783	118	563.6%	473	744	(36.4)%
Ground leases	390	395	(1.3)%	1,576	1,578	(0.1)%

Total operating expenses	16,376	15,132	8.2%	62,699	59,008	6.3%

GAAP Net Operating Income	$44,643	$46,083	(3.1)%	$179,530	$179,446	0.0%

Same Store Analysis (Cash Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	% Change	2007	2006	% Change
Total operating revenues	57,485	59,162	(2.8)%	233,459	227,933	2.4%
Total operating expenses	16,376	15,132	8.2%	62,699	59,008	6.3%

Cash Net Operating Income	$41,109	$44,030	(6.6)%	$170,760	$168,925	1.1%

(1)	Same store defined as all stabilized properties owned at January 1, 2006 and still owned and in the stabilized portfolio at December 31, 2007.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:(1)
		NOI(2)	Sq. Ft.		12/31/2007	9/30/2007	12/31/2006
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	29.7%	24.2%	2,899,075	96.1%	96.0%	92.8%
Orange County	5	2.4%	2.3%	277,340	99.1%	99.1%	98.3%
San Diego	52	51.5%	38.2%	4,565,824	91.4%	91.4%	98.6%
Other	5	2.5%	2.9%	346,530	99.6%	93.2%	92.8%

Subtotal	86	86.1%	67.6%	8,088,769	93.7%	93.4%	95.8%

Industrial:
Los Angeles	1	1.5%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	12.4%	30.8%	3,677,916	94.4%	90.5%	95.6%

Subtotal	43	13.9%	32.4%	3,869,969	94.7%	91.0%	95.8%

OCCUPANCY BY REGION:
Los Angeles	25	31.2%	25.8%	3,091,128	96.4%	96.3%	93.2%
Orange County	47	14.8%	33.1%	3,955,256	94.8%	91.1%	95.7%
San Diego	52	51.5%	38.2%	4,565,824	91.4%	91.4%	98.6%
Other	5	2.5%	2.9%	346,530	99.6%	93.2%	92.8%

TOTAL STABILIZED PORTFOLIO	129	100.0%	100.0%	11,958,738	94.0%	92.6%	95.8%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	93.3%	94.7%	93.8%
Year-to-Date	94.1%	92.1%	93.4%

(1)	Occupancy percentages reported are based on the Company's stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy

Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	86.7%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	85.2%
999 Sepulveda Blvd.	El Segundo	1	127,901	98.5%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	93.9%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	89,017	98.9%
501 Santa Monica Blvd.	Santa Monica	1	73,115	98.3%

Total Los Angeles Office		24	2,899,075	96.1%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	94.1%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	100.0%

Total Orange County Office		5	277,340	99.1%

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy

Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	93.5%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	33.5%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	0.0%
15231 Ave of Science	I-15 Corridor	1	65,638	100.0%
15253 Ave of Science	I-15 Corridor	1	37,437	100.0%
15333 Ave of Science	I-15 Corridor	1	78,880	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	79.8%
Santa Fe Summit - Phase I	56 Corridor	4	465,812	100.0%
10020 Pacific Mesa	Sorrento Mesa	1	318,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	41.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		52	4,565,824	91.4%

Other
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	98.1%

Total Other Office		5	346,530	99.6%

Total Office		86	8,088,769	93.7%

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	0.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	94.4%

Total Industrial		43	3,869,969	94.7%

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC	Maintenance Capex	Changes in	Changes in	Retention
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Per Sq.Ft.(3)	Rents(4)	Cash Rents(5)	Rates(6)
Office	10	7	32,735	33,141	$20.14	$0.39	24.6%	13.3%	54.1%	54
Industrial	2	3	202,303	32,133	3.95	$0.03	10.3%	(5.0%)	35.5%	56

Total	12	10	235,038	65,274	$7.09	$0.27	16.1%	2.1%	43.0%	56

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC	Maintenance Capex	Changes in	Changes in	Retention
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Per Sq.Ft.(3)	Rents(4)	Cash Rents(5)	Rates(6)
Office	50	42	455,246	738,147	$18.22	$0.82	15.1%	3.8%	54.3%	76
Industrial	6	11	283,879	243,823	3.77	0.23	15.6%	1.3%	47.5%	55

Total	56	53	739,125	981,970	$13.43	$0.62	15.2%	3.4%	52.4%	69

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Annual 2007
Capital Improvements	$195	$49	$9	$5	$258
Tenant Improvements & Leasing Commissions(1)	—	249	1	—	250

Total	$195	$298	$10	$5	$508

Recurring Capital Expenditures:
	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Annual 2007
Capital Improvements
Office	$524	$1,970	$889	$3,027	$6,410
Industrial	279	395	84	123	881

	803	2,365	973	3,150	7,291
Tenant Improvements & Leasing Commissions(1)
Office	3,431	2,098	8,396	2,377	16,302
Industrial	30	449	—	1,278	1,757

	3,461	2,547	8,396	3,655	18,059
Total
Office	3,955	4,068	9,285	5,404	22,712
Industrial	309	844	84	1,401	2,638

	$4,264	$4,912	$9,369	$6,805	$25,350

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)

OFFICE:
2008	59	509,022	6.8%	$10,928	$21.47
2009	76	1,239,568	16.5%	29,414	23.73
2010	71	1,193,026	15.9%	30,584	25.64
2011	50	448,306	6.0%	9,775	21.80
2012	41	552,591	7.4%	15,321	27.73
2013	15	415,517	5.5%	8,939	21.51
2014	21	704,545	9.4%	18,694	26.53
2015	11	343,972	4.6%	10,641	30.94
2016	9	421,006	5.6%	11,360	26.98
2017	13	1,088,694	14.5%	30,169	27.71
2018 and beyond	11	590,427	7.8%	26,633	45.11

Subtotal	377	7,506,674	100.0%	$202,458	$26.97

INDUSTRIAL:
2008	12	877,303	24.4%	$6,334	$7.22
2009	14	731,502	20.3%	4,609	6.30
2010	15	413,485	11.5%	3,250	7.86
2011	10	408,402	11.3%	3,156	7.73
2012	10	591,672	16.4%	4,112	6.95
2013	—	—	—	—	—
2014	1	49,178	1.4%	420	8.54
2015	3	213,306	5.9%	1,629	7.64
2016	2	233,278	6.5%	3,274	14.03
2017	—	—	—	—	—
2018 and beyond	1	82,602	2.3%	643	7.78

Subtotal	68	3,600,728	100.0%	$27,427	$7.62

TOTAL PORTFOLIO:
2008	71	1,386,325	12.5%	$17,262	$12.45
2009	90	1,971,070	17.7%	34,023	17.26
2010	86	1,606,511	14.5%	33,834	21.06
2011	60	856,708	7.7%	12,931	15.09
2012	51	1,144,263	10.3%	19,433	16.98
2013	15	415,517	3.7%	8,939	21.51
2014	22	753,723	6.8%	19,114	25.36
2015	14	557,278	5.0%	12,270	22.02
2016	11	654,284	5.9%	14,634	22.37
2017	13	1,088,694	9.8%	30,169	27.71
2018 and beyond	12	673,029	6.1%	27,276	40.53

Total	445	11,107,402	100.0%	$229,885	$20.70

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
2008	31	133,854	4.9%	$3,752	$28.03	12	79,945	29.5%	$1,238	$15.49
2009	40	594,600	21.8%	15,118	25.43	17	123,750	45.7%	3,101	25.06
2010	49	754,244	27.7%	18,781	24.90	4	10,712	4.0%	251	23.43
2011	35	219,253	8.0%	6,298	28.72	5	17,564	6.5%	455	25.91
2012	26	194,455	7.1%	5,248	26.99	6	38,572	14.3%	971	25.17
2013	12	170,201	6.2%	3,455	20.30	—	—	—	—	—
2014	14	403,910	14.8%	11,908	29.48	—	—	—	—	—
2015	5	145,548	5.3%	4,277	29.39	—	—	—	—	—
2016	4	46,176	1.7%	1,669	36.14	—	—	—	—	—
2017	4	30,280	1.1%	1,000	33.03	—	—	—	—	—
2018 and beyond	1	34,570	1.4%	1,433	41.45	—	—	—	—	—

Subtotal	221	2,727,091	100.0%	$72,939	$26.75	44	270,543	100.0%	$6,016	$22.24

INDUSTRIAL:
2008	—	—	—	—	—	12	877,303	25.7%	$6,334	$7.22
2009	—	—	—	—	—	14	731,502	21.5%	4,609	6.30
2010	—	—	—	—	—	15	413,485	12.1%	3,250	7.86
2011	—	—	—	—	—	10	408,402	12.0%	3,156	7.73
2012	—	—	—	—	—	10	591,672	17.4%	4,112	6.95
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	1	49,178	1.4%	420	8.54
2015	—	—	—	—	—	3	213,306	6.3%	1,629	7.64
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.2%	314	7.62
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	1	82,602	2.4%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	67	3,408,675	100.0%	$24,467	$7.18

TOTAL PORTFOLIO:
2008	31	133,854	4.6%	$3,752	$28.03	24	957,248	26.0%	$7,572	$7.91
2009	40	594,600	20.4%	15,118	25.43	31	855,252	23.2%	7,710	9.01
2010	49	754,244	25.8%	18,781	24.90	19	424,197	11.5%	3,501	8.25
2011	35	219,253	7.5%	6,298	28.72	15	425,966	11.6%	3,611	8.48
2012	26	194,455	6.7%	5,248	26.99	16	630,244	17.1%	5,083	8.07
2013	12	170,201	5.8%	3,455	20.30	—	—	—	—	—
2014	14	403,910	13.8%	11,908	29.48	1	49,178	1.3%	420	8.54
2015	5	145,548	5.0%	4,277	29.39	3	213,306	5.8%	1,629	7.64
2016	5	238,229	8.2%	4,629	19.43	1	41,225	1.1%	314	7.62
2017	4	30,280	1.0%	1,000	33.03	—	—	—	—	—
2018 and beyond	1	34,570	1.2%	1,433	41.45	1	82,602	2.4%	643	7.78

Total	222	2,919,144	100.0%	$75,899	$26.00	111	3,679,218	100.0%	$30,483	$8.29

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
2008	11	253,738	6.1%	$5,629	$22.18	5	41,485	12.0%	$309	$7.45
2009	14	511,591	12.3%	10,910	21.33	5	9,627	2.8%	285	29.60
2010	13	356,155	8.6%	9,885	27.75	5	71,915	20.8%	1,667	23.18
2011	6	20,053	0.5%	770	38.40	4	191,436	55.5%	2,252	11.76
2012	8	314,014	7.5%	8,908	28.37	1	5,550	1.6%	194	34.95
2013	3	245,316	5.9%	5,484	22.35	—	—	—	—	—
2014	6	293,876	7.1%	6,549	22.28	1	6,759	2.0%	237	35.06
2015	4	180,213	4.3%	5,808	32.23	2	18,211	5.3%	556	30.53
2016	5	374,830	9.0%	9,691	25.85	—	—	—	—	—
2017	9	1,058,414	25.4%	29,169	27.56	—	—	—	—	—
2018 and beyond	10	555,857	13.3%	25,200	45.34	—	—	—	—	—

Subtotal	89	4,164,057	100.0%	$118,003	$28.34	23	344,983	100.0%	$5,500	$15.94

INDUSTRIAL:
Remaining 2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
2008	11	253,738	6.1%	$5,629	$22.18	5	41,485	12.0%	$309	$7.45
2009	14	511,591	12.3%	10,910	21.33	5	9,627	2.8%	285	29.60
2010	13	356,155	8.6%	9,885	27.75	5	71,915	20.8%	1,667	23.18
2011	6	20,053	0.5%	770	38.40	4	191,436	55.5%	2,252	11.76
2012	8	314,014	7.5%	8,908	28.37	1	5,550	1.6%	194	34.95
2013	3	245,316	5.9%	5,484	22.35	—	—	—	—	—
2014	6	293,876	7.1%	6,549	22.28	1	6,759	2.0%	237	35.06
2015	4	180,213	4.3%	5,808	32.23	2	18,211	5.3%	556	30.53
2016	5	374,830	9.0%	9,691	25.85	—	—	—	—	—
2017	9	1,058,414	25.4%	29,169	27.56	—	—	—	—	—
2018 and beyond	10	555,857	13.3%	25,200	45.34	—	—	—	—	—

Total	89	4,164,057	100.0%	$118,003	$28.34	23	344,983	100.0%	$5,500	$15.94

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Quarterly Lease Expirations for 2008

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1)(2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q1 2008	13	32,578	0.4%	$890	$27.32
Q2 2008	11	121,132	1.6%	2,118	17.49
Q3 2008	23	316,215	4.2%	6,765	21.39
Q4 2008	12	39,097	0.6%	1,155	29.54

Subtotal 2008	59	509,022	6.8%	$10,928	$21.47

INDUSTRIAL:
Q1 2008	4	148,971	4.1%	$1,145	$7.69
Q2 2008	5	378,769	10.5%	2,980	7.87
Q3 2008	1	286,139	7.9%	1,484	5.19
Q4 2008	2	63,424	1.9%	725	11.43

Subtotal 2008	12	877,303	24.4%	$6,334	$7.22

TOTAL PORTFOLIO:
Q1 2008	17	181,549	1.6%	$2,035	$11.21
Q2 2008	16	499,901	4.5%	5,098	10.20
Q3 2008	24	602,354	5.4%	8,249	13.69
Q4 2008	14	102,521	1.0%	1,880	18.34

Total 2008	71	1,386,325	12.5%	$17,262	$12.45

(1)	Represents expiring leases for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at December 31, 2007.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Office Properties:
Intuit Inc.	$17,793	627,050	7.2%	5.2%
Cardinal Health, Inc.	9,256	411,000	3.8%	3.4%
AMN Healthcare	8,341	175,672	3.4%	1.5%
DIRECTV Group, Inc.	8,037	289,752	3.3%	2.4%
The Boeing Company	6,593	464,840	2.7%	3.9%
Fish & Richardson	6,071	139,538	2.5%	1.2%
Favrille, Inc.	5,588	128,580	2.3%	1.1%
Scripps Health (2)	5,199	112,067	2.1%	0.9%
Verenium Corporation	5,158	136,908	2.1%	1.1%
Accredited Home Lenders, Inc.	5,164	181,955	2.1%	1.5%

Total Office Properties	$77,200	2,667,362	31.5%	22.2%

Industrial Properties:
Mattel, Inc.	$2,960	192,053	1.2%	1.6%
Celestica California, Inc.	2,501	303,533	1.0%	2.5%
NBTY Manufacturing, LLC	1,484	286,139	0.6%	2.4%
Extron Electronics	1,145	157,730	0.5%	1.3%
Eagle Ridge Manufacturing	1,087	144,000	0.4%	1.2%
Targus, Inc.	1,053	200,646	0.4%	1.7%
Progressive Marketing	838	144,000	0.3%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.3%	0.8%
Arrow Industries	798	153,320	0.3%	1.3%
Printrak International Inc.	753	84,185	0.3%	0.7%

Total Industrial Properties	$13,429	1,765,606	5.3%	14.7%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of December 31, 2007.

(2)	Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The tenant is expected to begin occupying the building during Q3 2008.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

2007 Acquisitions and Dispositions

($ in millions)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Gross Site Acreage	Purchase Price (2)
1st QUARTER:
Sabre Springs Corporate Center	I-15 Corridor	Two Existing Office Buildings to be Redeveloped (1)	January	5.6	$24.7
Santa Fe Summit - Phase III	56 Corridor	Land for Office Development	January	10.5	28.0
Carlsbad Oaks	Carlsbad	Land for Office Development	February	32.0	15.8

Subtotal				48.1	68.5
2nd QUARTER:
NONE
3rd QUARTER:
NONE
4th QUARTER:
San Diego Corporate Center	Del Mar	Land for Office Development	November	23.0	88.0

TOTAL YEAR-TO-DATE ACQUISITIONS				71.1	$156.5

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Rentable Square Feet	Sales Price
1st QUARTER:
181 & 185 S. Douglas Street (3) (4)	El Segundo	Office	January	61,545
2270 E. El Segundo Blvd. (3) (4)	El Segundo	Industrial	January	6,362

				67,907	$14.8
2nd QUARTER:
NONE
3rd QUARTER:
NONE
4th QUARTER:
Kilroy Airport Center Sea-Tac	Seattle, WA	Office	December	532,430	79.3

TOTAL YEAR-TO-DATE DISPOSITIONS				600,337	$94.1

(1)	Two existing buildings total approximately 103,900 rentable square feet on 5.6 acres of land. The Company began redevelopment of the existing buildings during the first quarter of 2007. See "Redevelopment Projects" on page 21.

(2)	Excludes acquisition related costs.

(3)	The Company sold these properties in a portfolio transaction in January 2007. The sales price shown represents the sales price for the entire transaction.

(4)	These properties were classified as held for sale on the consolidated balance sheet as of December 31, 2006.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Stabilized Development Projects

($ in millions)

DEVELOPMENT PROJECTS:
Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment (1)	% Leased
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
Santa Fe Summit - Phase I(2)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007	465,812	$142.4	100%
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	318,000	69.7	100%

4th QUARTER
NONE
TOTAL STABILIZED DEVELOPMENT PROJECTS:					783,812	$212.1	100%

(1)	Amounts exclude tenant-funded tenant improvements.

(2)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:			Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment(2)	Total Costs as of 12/31/2007(2)(3)	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECT IN LEASE-UP
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	$21.5	$15.1	0%

PROJECTS UNDER CONSTRUCTION:
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	1Q 2008	1Q 2009	142,726	65.5	43.0	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	51.6	42.8	100%
Sorrento Gateway-Lot 1	Sorrento Mesa	Office	4Q 2007	4Q 2008	4Q 2009	50,925	22.4	6.9	0%

Subtotal						339,807	139.5	92.7	43%
TOTAL IN-PROCESS AND COMMITTED PROJECTS						395,307	$161.0	$107.8	37%

REDEVELOPMENT PROJECTS:		Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Existing Investment (4)	Estimated Redevelopment Costs	Total Estimated Investment (2)	Total Costs as of 12/31/2007(2)(3)	% Leased
Project	Location		Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Kilroy Airport Center - 2240 E. Imperial Highway	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$15.5	$20.5	$18.0	77%
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	4Q 2008	103,900	24.7	10.3	35.0	29.8	19%

TOTAL IN-PROCESS AND COMMITTED PROJECTS						210,941	$29.7	$25.8	$55.5	$47.8	49%

(1)	Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of December 31, 2007. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 12/31/2007 (1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$17.2
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	10.8
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 -1,000,000	26.2
San Diego Corporate Center	Del Mar	Office	23.0	500,000	88.6
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	64.3
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	10.5
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	9.4

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$227.0

(1)	Represents cash paid and costs incurred as of December 31, 2007.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Capital Structure

At December 31, 2007

($ in thousands)

	Shares/Units At December 31, 2007	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$395,912	12.3%
Exchangeable Senior Notes (1)		460,000	14.2%
Unsecured Senior Notes		144,000	4.5%
Unsecured Line of Credit		111,000	3.4%

Total Debt		$1,110,912	34.4%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.3%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.2%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.7%
Common Units Outstanding (4)	2,189,325	120,325	3.7%
Common Shares Outstanding (4)	32,765,893	1,800,813	55.7%

Total Equity		$2,122,638	65.6%

TOTAL MARKET CAPITALIZATION		$3,233,550	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.9 million at December 31, 2007.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $54.96 on December 31, 2007.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Debt Analysis

At December 31, 2007

($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	35.6%	5.9%	3.1
Unsecured Debt	64.4%	4.2%	4.1
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	86.8%	4.7%	4.0
Floating Rate Debt	13.2%	5.9%	2.3

Total Debt		4.8%	3.8

Total Debt Including Loan Fees		5.2%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$111.0	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.6	$18.1

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Debt Analysis

At December 31, 2007

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		2008	2009	2010	2011	2012	After 2012	Total
Unsecured Debt:
Floating	5.96%	4/26/2010	(1)			111,000				$111,000
Fixed	3.25%	4/15/2012						460,000		460,000	(2)
Fixed	5.72%	8/4/2010				61,000				61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						172,000		460,000	83,000	715,000

Secured Debt:
Floating	5.93%	4/26/2010				35,500				35,500
Fixed	3.80%	8/1/2008		73,401						73,401
Fixed	7.20%	4/1/2009		2,604	75,475					78,079
Fixed	6.70%	12/27/2011		1,271	1,359	1,453	69,980			74,063
Fixed	5.57%	8/1/2012		1,296	1,370	1,449	1,532	71,517		77,164
Fixed	4.95%	8/1/2012		592	622	653	687	29,754		32,308
Fixed	8.13%	11/1/2014		817	887	962	1,043	1,131	265	5,105
Fixed	7.15%	5/1/2017		1,567	1,683	1,807	1,941	2,084	11,210	20,292

				81,548	81,396	41,824	75,183	104,486	11,475	395,912

Total	4.83%			$81,548	$81,396	$213,824	$75,183	$564,486	$94,475	$1,110,912

(1)	The maturity date does not reflect the one-year extension option.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.9 million at December 31, 2007.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management's statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations ("FFO"), in the Company's earnings release on January 28, 2008, and the reasons why management believes that these measures provide useful information to investors about the Company's financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts ("REITs") may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company's operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company's Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company's financial performance since it does not reflect the operations of the Company's entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company's results from operations.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based awards, contractual cash rents received in advance of revenue recognition, the loss on derivative instruments, the original issuance costs of redeemed preferred units, the impairment losses on properties held for sale, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and gains associated with insurance proceeds, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Same Store Cash Net Operating Income	$41,109	$44,030	$170,760	$168,925
Adjustment:
GAAP Straight Line Rental Income	1,126	1,326	4,485	8,199
Other Non-Cash GAAP Adjustments, net	2,408	727	4,285	2,322

Same Store GAAP Net Operating Income	44,643	46,083	179,530	179,446
Adjustment:
Non-Same Store GAAP Net Operating Income	8,833	1,964	19,566	19,405

Net Operating Income including discontinued operations	53,476	48,047	199,096	198,851
Adjustment:
Net Operating Income, as defined, from discontinued operations	(1,302)	(1,734)	(5,524)	(17,486)

Net Operating Income, as defined (1)	52,174	46,313	193,572	181,365
Adjustments:
Other Expenses:
General and administrative expenses	(9,353)	(7,478)	(36,580)	(22,800)
Interest expense	(10,765)	(10,050)	(37,502)	(43,541)
Depreciation and amortization	(20,259)	(17,292)	(72,815)	(68,830)
Other Income and Expense:
Interest and other investment income	311	812	1,606	1,653
Net settlement receipts on interest rate swaps		244		991
Loss on derivative instruments		(238)		(818)

Income from Continuing Operations	12,108	12,311	48,281	48,020
Minority interests	(1,921)	(1,968)	(7,717)	(8,102)
Income from discontinued operations	57,827	1,243	73,258	41,946
Preferred dividends	(2,402)	(2,402)	(9,608)	(9,608)

Net Income Available for Common Stockholders	$65,612	$9,184	$104,214	$72,256

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2007	2006
Net Income Available for Common Stockholders	$65,612	$9,184
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	10,765	10,050
Depreciation and amortization	20,259	17,292
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	524	571
Adjustments for Discontinued Operations:
Depreciation and amortization	536	547
Net gain on disposition of discontinued operations	(61,031)	—
Minority interest in earnings of Operating Partnership	3,970	(56)

EBITDA Before Minority Interests (1)	$44,434	$41,387

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Fourth Quarter 2007 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Funds Available for Distribution (1)	$23,310	$21,575	$94,648	$94,348
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	6,805	6,985	25,350	18,829
Depreciation for furniture, fixtures and equipment	197	227	839	866
Accrued preferred dividends	2,402	2,402	9,608	9,608
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	5,588	5,588
Provision for uncollectible tenant receivables	483	118	173	520
Contractual cash rents received in advance of revenue recognition	(254)	(107)	(564)	(485)
Net settlement receipts on interest rate swaps		(244)		(991)
Net gain on termination of profit participation agreement			(4,848)
Changes in assets and liabilities (2)(3)	(3,555)	(2,832)	16,214	(66,750)
Other adjustments, net	271	13	787	37

GAAP Net Cash Provided by Operating Activities	$31,056	$29,534	$147,795	$61,570

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs and acquisition related intangibles; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; and deferred revenue and acquisition related liabilities.

(3)	Amount for the nine months ended December 31, 2006 includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company's executive officers in January 2006. The payment represents the amount earned by the Company's executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.